EXHIBIT 10.16
                        *CONFIDENTIAL TREATMENT REQUESTED
          Confidential portions have been omitted and filed separately

                         ARCH COMMUNICATIONS GROUP, INC.

                                  AMENDMENT "2"

                                  April 2, 1998


This amendment is made and offered at your request and in light of the additional competitive offers you have received. This amendment shall be incorporated into the pager purchase proposal offered by Motorola, Inc. and accepted by ARCH COMMUNICATIONS GROUP, INC. ("hereinafter" call ARCH) on January 21, 1997 through letter of execution.

This Amendment shall become effective April 1, 1998 upon written acceptance by ARCH and shall continue in effect for a term of one year, and will automatically renew for successive one year terms subject to 30 days written notice by either party.

     PRICE

     The applicable prices are set forth on Attachment "A" hereto.

     THESE PRICES ARE APPLICABLE TO PAGERS ORDERED ON COMMON CARRIER FREQUENCIES FOR WHICH ARCH OR ITS SUBSIDIARY COMPANIES ARE THE LICENSEE OR BONA FIDE SALES AGENT OF THE LICENSEE. All prices include a primary cell battery unless otherwise noted.

     Other pagers may be ordered at standard common carrier prices in effect at the time of the order and will be counted toward the fulfillment of the quantity commitment. All products are quoted for sale subject to availability.

     These pagers carry Motorola's standard warranty for one year on parts and labor effective the date of shipment.

     NON-DISCLOSURE

     Both ARCH and Motorola recognize the confidentiality of the pricing information and agree to not disclose same to third parties during the term of this agreement, unless required by judicial or administrative order.

     In the event of any potential merger or stock sale transactions, ARCH will protect this confidentiality by obtaining written Non-Disclosure Agreements from the parties.

     SALES TO THE U.S. GOVERNMENT

     In the event ARCH elects to sell Motorola products or services to the Federal, State or Local Government, or to a prime contractor selling to a Government customer, ARCH shall do so at their own option and risk and agrees not to obligate Motorola as a subcontractor or otherwise to such customers except as indicated in the paragraph below. ARCH remains solely and exclusively responsible for compliance with all statutes and regulations governing sales to the Federal, State or local Government, or to a prime contractor selling to a Government customer, except as indicated in the paragraph below. Motorola makes no representations, certifications, or warranties whatsoever with respect to the ability of its goods, services or prices to satisfy any such statutes or regulations.

ARCH COMMUNICATIONS GROUP, INC.
April 2, 1998
Page 2

     Motorola represents that it generally complies with the following FAR clauses:

     FAR CLAUSE          TITLE
     52.221-2            Certification of Nonsegregated Facilities
     52.221-2            Previous Contracts and Compliance Reports
     52.222-2            Affirmative Action Compliance
     52.222-2            Equal Opportunity
     52.222-3            Affirmative Action for Special Disabled and Vietnam Era
                         Veterans
     52.222-3            Affirmative Action for Handicapped Workers
     52.222-3            Employment Reports on Special Disable Veterans And
                         Veterans of the Vietnam Era
     52.223-2            Clean Air and Water

STANDARD TERMS AND CONDITIONS

As stated in original agreement executed on January 21, 1997.

Except as noted above, all other provisions of the agreement as originally executed remain in force and effect.

Please indicate your acceptance of this proposed amendment by signing below.

MOTOROLA, INC.

/s/ James Grossi

James Grossi
Major Account Manager
North American Paging Subscriber Division



AGREED AND ACCEPTED:  ARCH COMMUNICATIONS GROUP, INC.

By:        /s/ Paul Kuzia

Title:     Executive Vice President

Date:      4-9-98

                        *CONFIDENTIAL TREATMENT REQUESTED
          Confidential portions have been omitted and filed separately

ARCH COMMUNICATIONS GROUP, INC.
April 2, 1998
Page 3

                             ATTACHMENT "A" PRICING

The revised pager pricing on the following models will be as follows:

                                                   Low/High      UHF      900
                                                     BAND       BAND      MHZ

PRONTO Numeric Display w/vib.                          *          *        *
PRONTO FLX Numeric Display w/vib.                      *          *        *

DIGITZ Numeric Flex Display                            *          *        *

BRAVO LX Numeric Display w/vib.                        *          *        *
BRAVO FLX FLEX Numeric Display                         *          *        *

ULTRA EXPRESS Numeric Display w/vib.*                  *          *        *

EXPRESS XTRA Numeric Display w/vib.**                  *          *        *
EXPRESS XTRA FLX Numeric Display w/ vib.**             *          *        *

EXPRESS LUNA Numeric Display                           *          *        *

JAZZ FLEX Alphanumeric Display                         *          *        *

WORDLINE POCSAG Word Message Pager                     *          *        *
WORDLINE FLX Word Message Pager                        *          *        *

ADVISOR PRO Alpha Display w/vib.                       *          *        *
ADVISOR PRO FLEX Alpha Display w/vib.                  *          *        *

ADVISOR GOLD Alpha Display w/vib.                      *          *        *
ADVISOR ELITE Alpha Display w/vib.                     *          *        *

PAGEFINDER                                             *          *        *
PAGEWRITER w/Standard Kit                              *          *        *
PAGEWRITER w/Deluxe Kit                                *          *        *

QUICKWORD Message Entry Device                         *          *        *

WORDTREK Message Entry Device                          *          *        *

WORDTREK PLUS Message Entry Device                     *          *        *

ALPHAMATE 250 NDN3000 Entry Device                     *          *        *

* Cybersplash colors are available at a $* premium and include Vanilla Swirl and Snakeskin.

**   Cybersplash pattern, Monet Mystique is available at a $* premium.